                                                                     EXHIBIT 24



                               POWER OF ATTORNEY



         I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 30, 2000, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of April, 2000.


                                                     /s/ Frank Borman
                                            -----------------------------------
                                                         Frank Borman

                               POWER OF ATTORNEY



         I, John L. Clendenin, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 30, 2000, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2000.



                                                   /s/ John L. Clendenin
                                            -----------------------------------
                                                       John L. Clendenin

                               POWER OF ATTORNEY



         I, Berry Cox, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 30, 2000, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2000.



                                                    /s/ Berry R. Cox
                                            -----------------------------------
                                                        Berry R. Cox

                               POWER OF ATTORNEY



         I, Milledge Hart, III, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 30, 2000, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 13th day of April, 2000.



                                                 /s/ Milledge A. Hart, III
                                            -----------------------------------
                                                     Milledge A. Hart, III

                               POWER OF ATTORNEY



         I, William S. Davila, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 30, 2000, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of April, 2000.


                                                  /s/ William S. Davila
                                            -----------------------------------
                                                      William S. Davila

                               POWER OF ATTORNEY



         I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 30, 2000, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of April, 2000.



                                                   /s/ Kenneth G. Langone
                                            -----------------------------------
                                                       Kenneth G. Langone

                               POWER OF ATTORNEY



         I, Bonnie G. Hill, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 30, 2000, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 12th day of April, 2000.



                                                    /s/ Bonnie G. Hill
                                            -----------------------------------
                                                        Bonnie G. Hill

                               POWER OF ATTORNEY



         I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation, do hereby constitute and appoint Arthur M. Blank and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended January 30, 2000, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, and all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 11th day of April, 2000.


                                                    /s/ M. Faye Wilson
                                            -----------------------------------
                                                        M. Faye Wilson